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                           TRAVELERS SERIES FUND INC.
                                  on behalf of
                       AIM CAPITAL APPRECIATION PORTFOLIO



                         Supplement dated March 24, 2003

       to the Statement of Additional Information dated February 28, 2003

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information:

Aim Capital Appreciation Portfolio
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Effective March 24, 2003, the AIM Capital Appreciation Portfolio may purchase call options. The Portfolio will not purchase call options for speculative purposes. The following information replaces the first sentence set forth on page 33 of the Portfolio's Statement of Additional Information regarding the purchase of call options:

Purchasing Call Options (Smith Barney International All Cap Growth, Smith Barney Large Cap Value, Alliance Growth, Van Kampen Enterprise, Smith Barney Mid Cap Core, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Putnam Diversified Income, Smith Barney High Income and AIM Capital Appreciation Portfolios).

Effective March 24, 2003, the AIM Capital Appreciation Portfolio may purchase put options. The Portfolio will not purchase put options for speculative purposes. The following information replaces the first sentence set forth on the third paragraph on page 33 of the Portfolio's Statement of Additional Information regarding the purchase of put options:

Purchasing Put Options (Smith Barney International All Cap Growth, Smith Barney Large Cap Value, Alliance Growth, Van Kampen Enterprise, Smith Barney Mid Cap Core, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Putnam Diversified Income, Smith Barney High Income and AIM Capital Appreciation Portfolios).